UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2011

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265

(State or other jurisdiction	(Commission File No.)	(IRS Employer jurisdiction of incorporation)Identification Number)

800 West Madison Street, Chicago, Illinois                      60607

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On February 23, 2011, the Board of Directors of MB Financial, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws.  The amendments were made primarily to update the Company’s by-laws for changes to the Maryland General Corporation Law (the “MGCL”), including removing the requirement that the Company’s annual meeting of stockholders be held during a specified 31-day window period (Article I, Section 1) and making explicit the authority of the Company to postpone a meeting of stockholders (Article I, Section 3), as well as other minor amendments to conform the by-laws to the MGCL.  A copy of the Company’s amended and restated bylaws is attached to this report as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

3.1	Amended and Restated By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 1, 2011	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

3.1	Amended and Restated By-laws